Filed pursuant to Rule 497(a)(1)
File No. 333-179237
Rule 482 Ad.

Medley Capital Corporation Announces the Pricing of the Secondary Offering of 3.8 Million Common Shares to be Sold by Certain Stockholders

NEW YORK, NY (February 17, 2012) – Medley Capital Corporation (the “Company”) (NYSE: MCC) announced the pricing of the registered public offering of 3,831,566 shares of its common stock to be sold by certain selling stockholders at a public offering price of $11.13 per share. The selling stockholders have granted the underwriters a 30-day option to purchase up to an additional 574,735 shares sold at the public offering price, less underwriting discount, to cover overallotments, if any. The Company will not receive any of the proceeds of the sale of shares by the selling stockholders.

Goldman, Sachs & Co., Barclays Capital Inc., Credit Suisse Securities (USA) LLC and UBS Investment Bank are acting as joint book-running managers. Janney Montgomery Scott LLC, Gilford Securities Incorporated, and JMP Securities LLC are acting as co-managers.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement, which may be obtained from the Prospectus Departments of any of the following investment banks: Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282; Barclays Capital Inc., Attn: Prospectus Department, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717; Credit Suisse Securities (USA) LLC, Attention: Prospectus Department, 11 Madison Avenue, New York, NY 10010; or UBS Investment Bank, Attn: Prospectus Department, 299 Park Avenue, New York, NY 10171; or by calling Goldman, Sachs & Co. at (866) 471-2526, sending a request via facsimile at (212) 902-9316, or by emailing prospectus-ny@ny.email.gs.com; calling Barclays Capital Inc. at (888) 603-5847, or by emailing at Barclaysprospectus@broadridge.com; calling Credit Suisse Securities (USA) LLC at (800) 221-1037, or by emailing newyork.prospectus@credit-suisse.com; or calling UBS Investment Bank at (888) 827-7275 ext. 3884. Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing.

ABOUT MEDLEY CAPITAL CORPORATION

The Company is a newly-organized, externally-managed, non-diversified closed-end management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended. The Company's investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. The Company is a direct lender targeting private debt transactions ranging in size from $10 to $50 million to borrowers principally located in North America. The Company's investment activities are managed by its investment adviser, MCC Advisors LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

FORWARD-LOOKING STATEMENTS

Statements included herein may contain “forward-looking statements”. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission. Except as required by law, the Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

SOURCE: Medley Capital Corporation

Contact:
Richard T. Allorto
212.759.0777